                                    VANGUARD
                                NEW YORK INSURED
                                 TAX-FREE FUND

                                  Fund Profile
                                January 22, 1997

                                     [LOGO]

1   OBJECTIVE

Vanguard New York Insured Tax-Free Fund seeks to provide current income that is exempt from federal and New York personal income taxes. The Fund, which is available to New York residents only, may not meet this objective.


2   INVESTMENT STRATEGIES

The Fund invests primarily in long-term, high-quality* municipal bonds with an average maturity of 15-25 years. These bonds are issued by state and local government agencies in New York. The Fund may also invest up to 20% of its assets in futures and options contracts.

At least 80% of the Fund's municipal bonds are insured for scheduled payments of interest and principal by a private (that is, non-government) insurance company. This insurance feature does not mean that the value of the bonds or the value of the Fund's shares are guaranteed.


3   RISKS

The Fund's total return will fluctuate, so an investor could lose money over short or even extended periods. More specifically, investors in the Fund are exposed to:

- A HIGH degree of interest rate risk (the possibility that bond prices will fall as interest rates rise--and vice versa). For instance, a 2% increase in interest rates would cause a 20-year bond to drop approximately 20% in value, while a 2% decrease in rates would cause the same bond to rise about 22% in value.

- A LOW degree of income risk (the possibility that income from bonds will fall when interest rates decline).

- A LOW degree of credit risk (the possibility that a bond's issuer will fail to repay interest and principal) because of the high quality of the Fund's securities.


4   APPROPRIATENESS

This Fund may be suitable for New York residents who . . .

-        Are seeking tax-exempt income.

- Want to balance their stock holdings with a tax-exempt income investment.

-        Plan to invest for at least five years.

*Average rating of Aaa (as of December 31, 1996) by Moody's Investor Service,
Inc.

The Fund is not suitable for investors who . . .

-        Cannot tolerate fluctuating share prices.

-        Are in a low tax bracket.


5   FEES AND EXPENSES

Vanguard New York Insured Tax-Free Fund--like all Vanguard Funds--is offered on a pure no-load basis (that is, the Fund has no 12b-1 fees or charges to buy or sell shares).

The Fund's operating expenses are deducted from its total assets before daily share prices and income distributions are calculated. The Fund's expense ratio for fiscal year 1996 was 0.20% of assets.

    ANNUAL FUND OPERATING EXPENSES
    ------------------------------
    Investment Advisory Fees...................... 0.01%
    Distribution Costs............................ 0.02
    Other Expenses................................ 0.17
                                                   ----
    Total Operating Expenses ..................... 0.20%
                                                   ====

The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period.

    1 Year         3 Years        5 Years       10 Years
    ------         -------        -------       --------
      $2             $6             $11            $26

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.

6   PAST PERFORMANCE

                                  PERFORMANCE
                           ANNUAL RETURNS [%] 1987-1996



                                      VANGUARD                   LIPPER NY
                                      NEW YORK                    INSURED
                                      INSURED                  MUNICPAL DEBT
                                    TAX-FREE FUND              FUNDS AVERAGE
                                    -------------              -------------
1987                                   -3.4                         -2.0
1988                                   11.7                         10.6
1989                                   10.4                          9.2
1990                                    6.2                          5.3
1991                                   12.8                         12.6
1992                                    9.8                          9.0
1993                                   13.1                         12.3
1994                                   -5.6                         -6.3
1995                                   17.7                         17.1
1996                                    4.1                          2.9

                              PERFORMANCE SUMMARY
                       (PERIODS ENDED DECEMBER 31, 1996)

                         Average Annual Total Return
                       NY Insured      Lipper NY Insured
                      Tax-Free Fund    Municipal Debt**
                      -------------    ----------------

    1 Year                 4.1%              2.9%
    5 Years                7.5%              6.7%
   10 Years                7.4%              6.8%


Note: In evaluating past performance, it is important to consider that returns from bonds were close to their highest levels in history during the past ten years. Past performance is not indicative of future performance.

Performance figures include the reinvestment of all dividends and any capital gains distributions. All returns are net of expenses. The performance data quoted represent past performance. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.


                    Annualized tax-free current yield for the
                     30-day period ended December 31, 1996:
                                      4.97%

                     For the latest yield, call Vanguard at
                                 1-800-662-7447

   The annualized current yield is calculated using the standardized yield formula adopted for mutual funds by the U.S. Securities and Exchange Commission.


** Lipper NY Insured Municipal Debt Funds Average is an industry benchmark of average New York insured municipal debt funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

7   INVESTMENT ADVISER

The Fund is managed by Vanguard Fixed Income Group, which manages total assets of some $78 billion. Reid Smith, a Principal of Vanguard, serves as portfolio manager. He has managed the Fund since June 1996.


8   PURCHASES

You may purchase shares by mail, wire, or exchange from another Vanguard Fund. The minimum initial investment is $3,000 ($1,000 for IRAs and custodial accounts for minors).


9   REDEMPTIONS

You may redeem shares by writing a check ($250 minimum), sending a letter to, or calling Vanguard. The Fund's share price is expected to fluctuate and, at redemption, may be higher or lower than at the time of initial purchase, resulting in a taxable gain or loss.


10  DISTRIBUTIONS

Dividends are declared each business day and are paid on the first business day of each month. Capital gains distributions, if any, are made annually. Dividend and capital gains distributions can be automatically reinvested or received in cash. Dividend distributions are exempt from federal and New York income taxes; capital gains distributions, whether reinvested in additional shares or received in cash, are taxable for federal income tax purposes.


11  OTHER SERVICES

-        Free checkwriting.

- Vanguard Fund Express(R)--electronic transfers between your bank account and the Portfolio.

- Vanguard Tele-Account(R)--around-the-clock access to Vanguard Fund information, account balances, and some transactions by calling 1-800-662-6273 (ON-BOARD).

- Investor Information--toll-free access to Vanguard Associates by calling 1-800-662-7447 (SHIP).

                           [THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, PA 19482

Toll-Free Investor
Information
1-800-662-7447

America Online(R)
Keyword: Vanguard

World Wide Web
http://www.vanguard.com

E-mail
VGOnline@aol.com

This Fund Profile contains key information about the Fund. If you would like more information before you invest, please consult the Fund's accompanying prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semi-annual report. The prospectus and reports may be obtained at no cost by calling Vanguard.

(C) 1997 Vanguard Marketing
Corporation, Distributor

FP76 - 0197-12.5A